Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (“Amendment”) is entered into between TEXAS CAPITAL BANK, N.A., a national banking association, as Administrative Agent, and the lenders party to the Credit Agreement; and Lynden USA Inc., a Utah corporation, as borrower, and is dated February 2, 2012. Terms defined in the Credit Agreement between the Administrative Agent, such lenders and such borrower dated August 29, 2011 (as amended, the “Credit Agreement”), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

R E C I T A L S:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement and increase the Borrowing Base; and

WHEREAS, the Lenders are willing to amend the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. The following definition is hereby added to Section 1.1 of the Credit Agreement as follows:

“First Amendment to Credit Agreement” means the First Amendment to Credit Agreement dated February 2, 2012, between Administrative Agent, the Lenders and the Borrower, amending the Credit Agreement.

2. The following definitions located in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties as follows:

“Borrowing Base” means the amount most recently determined and designated by the Administrative Agent as the Borrowing Base in accordance with Section 2.8.1, but in no event in excess of the Aggregate Commitment, as such Borrowing Base is reduced in accordance with Section 2.8.2. The Borrowing Base under Section 2.8.1 is deemed to be $11,100,000 as of the date of the First Amendment to Credit Agreement.

“Compliance Certificate” means a certificate, substantially in the form attached to the First Amendment to Credit Agreement entitled “Form of Compliance Certificate,” executed by a Responsible Representative and furnished to the Administrative Agent from time to time in accordance with Section 7.2.1.

3. Section 2.8.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.8.2 The Borrowing Base shall be automatically reduced as of the 1st day of each month, commencing February 1, 2012, and continuing on the first day of each month thereafter until the Final Maturity Date. Such reductions in the Borrowing Base each month shall be in the amount of $0 per month unless redetermined as herein permitted. At the time of each new Borrowing Base determination under Section 2.8.1, the Required Lenders in their sole discretion may increase the amount of such monthly reductions, and the Lenders may decrease the amount of such monthly reductions. Any decreases in the monthly reductions must be approved by all of the Lenders and shall be subject to each Lender’s complete credit approval process. There is no duty, implied or explicit, on the Administrative Agent or the Lenders to ever decrease the amount of the monthly Borrowing Base reduction amounts.”

4. Section 7.2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.2.1. (i) as soon as available and in any event within 60 days after the end of each fiscal year of the Borrower, copies of the unaudited statement of assets and liabilities of the Borrower as of the end of such fiscal year, and copies of the related statements of revenues and expenses, operations, and, if requested by the Administrative Agent, changes in owners’ equity and cash flow for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, denominated in Dollars and prepared in conformity with IFRS (except for the absence of footnotes, which shall not be required).

(ii) on or before 60 days after the last day of each fiscal quarter of the Borrower other than the last fiscal quarter of each fiscal year, (a) a copy of the unaudited consolidated statement of assets and liabilities of the Borrower as at the close of such quarter and from the beginning of such fiscal year to the end of such quarter, (b) a copy of the related statements of revenues and expenses, operations, and, if requested by the Administrative Agent, changes in owners’ equity and cash flows for the quarter just ended and for that portion of the year ending on such last day, all in reasonable detail, denominated in Dollars and prepared in conformity with IFRS (except for the absence of footnotes, which shall not be required) and on a basis consistent with the financial statements previously delivered by the Borrower under this Section and (c) an identification of all Contingent Obligations and Guarantees by the Borrower.

(iii) as soon as available and in any event within 120 days after the end of each fiscal year of the Parent, copies of the consolidated (and, if requested by the Administrative Agent, consolidating) statement of assets and liabilities of the Parent and its consolidated subsidiaries (including the Borrower) as of the end of such fiscal year, and copies of the related statements of revenues and expenses, operations, changes in owners’ equity and cash flow for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, denominated in Dollars and prepared in accordance with IFRS; such financial statements to be audited by a firm of independent certified public accountants, or the Canadian equivalent thereof, selected by the Parent and reasonably acceptable to the Administrative Agent.

(iv) on or before 60 days after the last day of each fiscal quarter of the Parent other than the last fiscal quarter of each fiscal year, (a) a copy of the unaudited consolidated (and, if requested by the Administrative Agent, consolidating) statement of assets and liabilities of the Parent and its consolidated subsidiaries (including the Borrower) as at the close of such quarter and from the beginning of such fiscal year to the end of such quarter, (b) a copy of the related statements of revenues and expenses, operations, changes in owners’ equity and cash flows for the quarter just ended and for that portion of the year ending on such last day, all in reasonable detail, denominated in Dollars and prepared in conformity with IFRS and on a basis consistent with the financial statements previously delivered by the Parent under this Section and (c) an identification of all Contingent Obligations and Guarantees by the Parent.

(v) simultaneously with the delivery of each set of financial statements pursuant to the preceding clauses of this Section, a Compliance Certificate of the Borrower stating that such financial statements fairly and accurately reflect in all material respects the financial condition and results of operation of the Borrower or the Parent, as applicable, for the periods and as of the dates set forth therein, subject, with respect to quarterly financial statements, to changes resulting from normal year-end adjustments and that the signers have reviewed the terms of this Agreement and the other Loan Documents, and have made, or caused to be made under their supervision, a review of the transactions and financial condition of the Borrower during the fiscal period covered by such financial statements, and that such review has not disclosed the existence during such period, and that the signers do not have knowledge of the existence as of the date of such certificate, of any condition or event which constitutes a Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto. For any financial statements delivered electronically by a Responsible Representative in satisfaction of the reporting requirements set forth in clause (i), (ii), (iii) or (iv) preceding that are not accompanied by the required Compliance Certificate, that Responsible Representative shall nevertheless be deemed to have certified the factual matters described in this clause (v) with respect to such financial statements; however, such deemed certification shall not excuse or be construed as a waiver of the Borrower’s obligation to deliver the required Compliance Certificate.

(vi) within 30 days after each filing thereof by the Borrower and each Guarantor with any Governmental Authority, complete copies of the federal and state income tax returns so filed.”

5. The Borrower shall pay to the Administrative Agent upon execution of this Amendment,

(a) a facility fee in the amount of $16,000.

(b) a processing fee in the amount of $2,500 pursuant to Section 2.6.7 of the Credit Agreement.

6. The Borrower shall execute and deliver or cause the appropriate Person to execute and deliver such certificates, mortgages, amendments to mortgages and other security instruments as the Administrative Agent may from time to time reasonably request to reflect the terms of this Amendment.

7. All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Administrative Agent and the Lenders, and no Person other than the Administrative Agent and the Lenders may rely thereon or insist on compliance therewith.

8. Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lenders created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

9. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

10. Conditions to Effectiveness. This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Administrative Agent.

11. RELEASE OF CLAIMS. The Borrower for itself, its successors and assigns and all those at interest therewith, including, without limitation, each Guarantor, (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Administrative Agent, the Lenders and their respective officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lenders under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lenders shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall become effective at such time as the counterparts hereof which, when taken together, bear the signature of the Borrower, the Administrative Agent and each Lender, shall be delivered to the Administrative Agent. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Agreement.

13. Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Section 9.7 and Section 9.8 thereof.

[Remainder of page intentionally left blank]

ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

BORROWER: LYNDEN USA INC.

By:	/s/ Colin Watt
Name:	Colin Watt
Title:	President

ADMINISTRATIVE AGENT: TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

LENDERS:
TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

[Guarantor signature page follows]

The Guarantor acknowledges and approves the foregoing Amendment, confirms that its Guaranty is in full force and effect and agrees to the release of claims in paragraph 11 of the foregoing Amendment.

GUARANTOR: LYNDEN ENERGY CORP.

By:	/s/ Colin Watt
Name:	Colin Watt
Print:	President and Chief Executive Officer

FORM OF COMPLIANCE CERTIFICATE

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Texas Capital Bank, N.A.

2000 McKinney Avenue, Suite 700

Dallas, Texas 75201

Attention: Energy Group

Re:	Credit Agreement dated August 29, 2011, by and between Texas Capital Bank, N.A., as Administrative Agent, the lenders signatory thereto, and Lynden USA Inc. (the “Borrower”) (as amended, restated, or supplemented from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein as therein defined unless otherwise defined herein.

Ladies and Gentlemen:

Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Representative of the Borrower, hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

[1. To the best of the knowledge of the undersigned, no Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.]

[1. To the best of the knowledge of the undersigned, the following Defaults exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below have been or are being taken to remedy such circumstances:]

2. The compliance of the Borrower with certain financial covenants of the Credit Agreement, as of the close of business on                      (the “Determination Date”), is evidenced by the following:

(a)	Section 7.6.3: Accounts Payable more than 90 days past due.

Required	Actual
Notmore than $0.00 unless being contested in good faith by appropriate proceedings.	$	*

*	If greater than $0.00, attach additional sheets containing explanations.

(b)	Section 7.9.4: Hedging Agreements.

The Hedging Agreements of the Borrower and its positions thereunder as of the Determination Date are summarized on Schedule One attached hereto.

(c)	Section 7.15.1: Interest Coverage Ratio.

Required	Actual
Notless than 3.00 to 1.00	to 1.00

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(d)	Section 7.15.2: Current Ratio.

Required	Actual
Not less than 1.00 to 1.00	to 1.00

(e)	Section 7.15.3: G&A Expenses / Reimbursement Obligations.

Required	Actual
Not greater than $1,000,000 for rolling 12-month period (or shorter period if prior to thefirst anniversary of the Closing Date)	$

List each of the most recently ended 12 months and the G&A expenses for each month. If prior to the first anniversary of the Closing Date, only months and amounts since the Closing Date need be listed:

Month	G&A Expenses /Reimbursement Obligations
$
$
$
$
$
$
$
$
$
$
$
$

3.

To the best knowledge of the undersigned, the financial statements being delivered to the Lender concurrently herewith pursuant to the Credit Agreement fairly and accurately reflect the financial condition and results of operation of the Persons identified therein for the periods and as of the dates set forth therein, and the

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undersigned has reviewed the terms of the Credit Agreement and the other Loan Documents, and has made, or caused to be made under my supervision, a review of the transactions and financial condition of such Persons during the fiscal period covered by such financial statements.

4.	The circled answers to the following statements are each true and correct as of the Determination Date:

(a)	The annual statement of assets and liabilities of the Borrower as of its most recent fiscal year-end and the related financial statements have been delivered to the Administrative Agent pursuant to Section 7.2.1(i). YES NO

(b)	The quarterly statement of assets and liabilities of the Borrower as of the last day of its most recently ended fiscal quarter and the related financial statements have been delivered to the Administrative Agent pursuant to Section 7.2.1(ii). YES NO

(c)	The annual statement of assets and liabilities of the Parent and its consolidated subsidiaries as of its most recent fiscal year-end and the related financial statements have been delivered to the Administrative Agent pursuant to Section 7.2.1(iii). YES NO

(d)	The quarterly statement of assets and liabilities of the Parent and its consolidated subsidiaries as of the last day of its most recently ended fiscal quarter and the related financial statements have been delivered to the Administrative Agent pursuant to Section 7.2.1(iv). YES NO

(e)	The federal income tax return for the year most recently ended for each Person indicated below has been properly filed with the appropriate Tribunal and a copy thereof has been delivered to the Administrative Agent pursuant to
Section 7.2.1(vi),

(i)	of the Borrower. YES NO

(ii)	of the Parent. YES NO

5.	The most recent oil and gas production report delivered by the Borrower to the Lender under Section 7.2.2 of the Credit Agreement is, to the best knowledge of the undersigned, in compliance with the provisions of such Section and to the best knowledge of the undersigned is true and correct in all material respects as of the date thereof and for the time periods covered thereby.

The undersigned has reviewed the terms of the Credit Agreement and the other Loan Documents, and has made, or caused to be made under my supervision, a review of the transactions and financial condition of the Borrower during the period covered by the financial statements included herewith, and such review has not disclosed the existence during such period, and the undersigned does not have knowledge of the existence as of the date of this certificate, of any condition or event which constitutes a Default, except as set forth in paragraph 1 above.

Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

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Very truly yours,

of Lynden USA Inc.

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Schedule One to Compliance Certificate

Hedging Agreements

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